                                                                    EXHIBIT 10.4


                             STOCK PLEDGE AGREEMENT


                 THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of May 22, 1997, is made between Watson General Corporation, a California corporation (the "Company"), and Sagaponack Partners, L.P., a Delaware limited partnership and Sagaponack International Partners, L.P., a Cayman Islands limited partnership (collectively, the "Investors").

                 The Company and the Investors are parties to a Securities Purchase Agreement dated as of May 22, 1997 (as amended, modified, renewed or extended from time to time, the "Securities Purchase Agreement"). It is a condition precedent to the consummation of the transactions provided for in the Securities Purchase Agreement that the Company enter into this Agreement and pledge to the Investors the shares of the common stock of Watson Systems, Inc., a Missouri corporation; Toxguard Fluid Technologies, Inc., a California corporation; Toxguard Systems, Inc., a Nevada corporation; and Ustman Industries, Inc., a Delaware corporation (collectively, the "Subsidiaries"), owned by the Company, to secure the obligations of the Company described below.

                 Accordingly, the parties hereto agree as follows:

                 SECTION 1.  Definitions; Interpretation.

                 (a) Terms Defined in Securities Purchase Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

                 (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                 "Additional Collateral" means any and all (i) capital stock or other equity securities issued by the Subsidiaries in addition to the Pledged Shares, whether certificated or uncertificated, (ii) warrants, options or other rights entitling the Company to acquire any interest in capital stock or other equity securities of the Subsidiaries, (iii) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares or such additional capital stock or other equity securities, and (iv) cash and non-cash proceeds of the Pledged Shares and any of the foregoing, in


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each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, the Company.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Pledged Collateral" has the meaning set forth in Section
2(a).

                 "Pledged Shares" means all of the issued and outstanding shares of the capital stock, whether certificated or uncertificated, of the Subsidiaries now owned by the Company.

                 "Secured Obligations" means the indebtedness, liabilities and other obligations of the Company to the Investors under or in connection with the Securities Purchase Agreement, the Senior Subordinated Notes and the other Material Agreements, all indebtedness, liabilities and other obligations of the Company to the Investors, whether created under, arising out of or in connection with the Securities Purchase Agreement, the Notes or any of the other Material Agreements or otherwise, including all unpaid principal of the Loan, all fees due under the Material Agreements and all other amounts payable by the Company to the Investors thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                 (c) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.




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                 (d)      Interpretation.  The rules of interpretation set
forth in Section 1.03 of the Securities Purchase Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

                 SECTION 2.  Security Interest.

                 (a) Grant of Security Interest. As security for the payment and performance of the Secured Obligations, the Company hereby pledges, assigns, transfers, hypothecates and sets over to the Investors, and hereby grants to the Investors a security interest in, all of the Company's right, title and interest in, to and under (i) the Pledged Shares and the Additional Collateral and any certificates and instruments now or hereafter representing the Pledged Shares and the Additional Collateral, (ii) all rights, interests and claims with respect to the Pledged Shares and Additional Collateral, including under any and all related agreements, instruments and other documents, and (iii) all books, records and other documentation of the Company related to the Pledged Shares and Additional Collateral, in each case whether presently existing or owned or hereafter arising or acquired (collectively, the "Pledged Collateral").

                 (b)      Delivery of Pledged Shares.  Except as set forth in
Schedule 2 hereto, the Company hereby agrees to deliver to or for the account of the Investors, at the address and to the Person or Persons to be designated by the Investors, the certificates representing the Pledged Shares, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Investors.

                 (c) Delivery of Additional Collateral. If the Company shall become entitled to receive or shall receive any Additional Collateral, the Company shall accept any such Additional Collateral as the Investors' agent, shall hold it in trust for the Investors, shall segregate it from other property or funds of the Company, and shall deliver all Additional Collateral and all certificates, instruments and other writings representing such Additional Collateral forthwith to or for the account of the Investors, at the address and to the Person to be designated by the Investors, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Investors, to be held by the Investors subject to the terms hereof, as part of the Pledged Collateral.



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                 (d)      Transfer of Security Interest other than by Delivery.
If for any reason Pledged Collateral cannot be delivered to or for the account of the Investors as provided in subsections (b) and (c), the Company shall promptly take such other steps as shall be requested from time to time by the Investors to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to the Investors pursuant to the UCC.
To the extent practicable, the Company shall thereafter deliver the Pledged Collateral to or for the account of the Investors as provided in subsections
(b) and (c).

                 (e) Continuing Security Interest. The Company agrees that this Agreement shall create a continuing security interest in and pledge of the Pledged Collateral which shall remain in effect until terminated in accordance with Section 21.

                 SECTION 3.  Representations and Warranties.

                 In addition to the representations and warranties of the Company set forth in the Securities Purchase Agreement, which are incorporated herein by this reference, the Company represents and warrants to the Investors that:

                 (a) Valid Issuance of Pledged Collateral. All the Pledged Shares have been, and upon issuance any Additional Collateral will be, duly and validly issued, and are and will be fully paid and non-assessable.

                 (b) Ownership of Pledged Collateral. With respect to the Pledged Shares the Company is, and with respect to any Additional Collateral the Company will be, the legal record and beneficial owner thereof, and has and will have good and marketable title thereto, subject to no Lien except for the pledge and security interest created by this Agreement and except as disclosed in Schedule 2 hereto.

                 (c) Capitalization of the Subsidiaries. Except as disclosed in Schedule 2, the Pledged Shares constitute 100% of the issued and outstanding shares of capital stock of the Subsidiaries.

                 (d) Options, Warrants, Etc. No securities convertible into or exchangeable for any shares of capital stock of the Subsidiaries, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any shares of capital stock of the Subsidiaries, are issued and outstanding.

                 (e)      Transfer Restrictions.  Except as disclosed in
Schedule 2, there are no restrictions on the




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transferability of the Pledged Collateral to the Investors or with respect to the foreclosure, transfer or disposition thereof by the Investors.

                 (f) Shareholders Agreements. There are no shareholders agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral.

                 (g) No Violation of Securities Laws. None of the Pledged Shares has been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject.

                 (h) Location of Chief Executive Office. The Company's chief executive office and place of business, and all books and records concerning the Pledged Collateral, are located at 32-B Mauchly, Irvine, California 92718.

                 (i) Enforceability; Priority of Security Interest. This Agreement (i) creates an enforceable perfected and first priority security interest in and pledge of the Pledged Collateral upon delivery thereof pursuant to Section 2(b), and (ii) will create an enforceable perfected and first priority security interest in and pledge of the Additional Collateral upon delivery thereof pursuant to Section 2(c) (or upon the taking of such other action with respect thereto as may be requested by the Investors pursuant to
Section 2(d)), in each case securing the payment and performance of the Secured Obligations.

                 The Company agrees that the foregoing representations and warranties shall be deemed to have been made by it on the date of each delivery of Pledged Collateral hereunder.

                 SECTION 4.  Covenants.

                 In addition to the covenants of the Company set forth in the Securities Purchase Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or the Investors shall have any Commitment, the Company agrees that:

                 (a) Defense of Pledged Collateral. The Company will, at its own expense, appear in and defend any action, suit or proceeding which purports to affect title to the Pledged Collateral or the security interest of the Investors therein and the pledge to the Investors thereof.





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                 (b)      Preservation of Collateral.  The Company will do and
perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral.

                 (c) Compliance with Laws, Etc. The Company will comply with all laws, regulations and ordinances relating in a material way to the possession, maintenance and control of the Pledged Collateral.

                 (d) Location of Books and Chief Executive Office. The Company will: (i) keep all books and records pertaining to the Pledged Collateral at the location set forth in Section 3(h); and (ii) give at least 30 days' prior written notice to the Investors of (A) any changes in any such location where books and records pertaining to the Pledged Collateral are kept, or (B) any change in the location of the Company's chief executive office and place of business.

                 (e) Disposition of Pledged Collateral. Except as set forth in Schedule 2, the Company will not surrender or lose possession of (other than to the Investors or, with the prior consent of the Investors, to a depositary or financial intermediary), exchange, sell, convey, transfer, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein.

                 (f) Liens. The Company will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to the Investors created by this Agreement.

                 (g) Shareholders Agreements. The Company will not enter into any shareholders agreement, voting trust, proxy agreement or other agreement or understanding which affects or relates to the voting or giving of written consents with respect to any of the Pledged Collateral.

                 (h) Issuance of Additional Shares. The Company will not consent to or approve, or allow the Subsidiaries to consent to or approve, the issuance to any Person of any additional shares of any class of capital stock of the Subsidiaries, or of any securities convertible into or exchangeable for any such shares, or any warrants, options or other rights to purchase or otherwise acquire any such shares, except as permitted under the Securities Purchase Agreement.

                 (i) Notices. The Company will deliver promptly to the Investors all reports and notices received by the Company from the Subsidiaries in respect of any of the Pledged Collateral.




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                 (j)      Further Assurances.  The Company will promptly, upon
the written request from time to time of the Investors, execute, acknowledge and deliver, and file and record, all such financing statements and other documents and instruments, and take all such action, as shall be reasonably necessary to carry out the purposes of this Agreement.

                 SECTION 5.  Administration of the Pledged Collateral.

                 (a) Distributions and Voting Prior to an Event of Default. Unless an Event of Default shall have occurred: (i) the Company shall be entitled to receive and retain for its own account any cash dividend on or other cash distribution, if any, in respect of the Pledged Collateral; and (ii) the Company shall have the right to vote the Pledged Collateral and to retain the power to control the direction, management and policies of the Subsidiaries to the same extent as the Company would if the Pledged Collateral were not pledged to the Investors pursuant to this Agreement; provided, however, that except as described in Schedule 2 hereto, the Company shall not be entitled to receive (A) cash paid, payable or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Collateral, or (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of the Subsidiaries or in connection with a reduction of capital, capital surplus or paid-in-surplus or any other type of recapitalization involving the Subsidiaries; and provided further, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have the effect of impairing the position or interest of the Investors in respect of the Pledged Collateral or which would alter the voting rights with respect to the stock of the Subsidiaries or be inconsistent with or violate any provision of this Agreement, the Securities Purchase Agreement or any other Material Agreements. If applicable, the Company shall be deemed the beneficial owner of all Pledged Collateral for purposes of Sections 13 and 16 of the Exchange Act and agrees to file all reports required to be filed by beneficial owners of securities thereunder. The Investors shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights which it is entitled to exercise, and to receive distributions which it is authorized to receive and retain, pursuant to this subsection (a).





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                 (b)      General Authority upon an Event of Default.  Upon and
after the occurrence of any Event of Default:

                          (i)  the Investors shall be entitled to receive all
distributions and payments of any nature with respect to the Pledged Collateral, to be held by the Investors as part of the Pledged Collateral;

                          (ii)  the Investors shall have the right following
prior written notice to the Company to vote or consent to take any action with respect to the Pledged Collateral and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if the Investors were the absolute owner thereof; and

                          (iii)  the Investors shall have the right, for and in
the name, place and stead of the Company, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Investors may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Investors' rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement.

                 (c)      Distributions to be Held for Investors.
Distributions and other payments which are received by the Company but which it is not entitled to retain as a result of the operation of subsection (a) or (b) shall be held in trust for the benefit of the Investors, be segregated from the other property or funds of the Company, and be forthwith paid over or delivered to the Investors in the same form as so received.

                 (d) Certain Other Administrative Matters. At any time and from time to time, the Investors may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in subsection (a)). The Investors shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral








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for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

                 (e) Appointment of Investors as Attorney-in-Fact. For the purpose of enabling the Investors to exercise its rights under this Section 5 or otherwise in connection with this Agreement, the Company hereby (i) constitutes and appoints the Investors (and any of the Investors' officers, employees or agents designated by the Investors) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of the Company, which the Investors may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Investors' rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints the Investors as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the shareholders of the Subsidiaries held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and irrevocable so long as the Investors has any Commitment or the Secured Obligations have not been paid and performed in full.

                 SECTION 6.  Investors Performance of Company Obligations.

                 The Investors may perform or pay any obligation which the Company has agreed to perform or pay under or in connection with this Agreement, and the Company shall reimburse the Investors on demand for any amounts paid by the Investors pursuant to this Section 6.

                 SECTION 7.  Investors' Duties.

                 Notwithstanding any provision contained in this Agreement, the Investors shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Company or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by the Investors hereunder, the Investors shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral.







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
                 SECTION 8.  Remedies.

                 (a) Remedies. Upon the occurrence of any Event of Default, the Investors shall have, in addition to all other rights and remedies granted to it in this Agreement, the Securities Purchase Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, the Company agrees that any item of the Pledged Collateral may be sold for cash or other value in any number of lots at the same or different times, at any exchange, brokers' board or elsewhere, by public or private sale, and at such times and on such terms as the Investors shall determine; provided, however, that the Company shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Investors. The Company hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of the Company set forth in the Securities Purchase Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Investors may provide the Company shorter notice or no notice, to the extent permitted by the UCC or other applicable law. The Company recognizes that the Investors may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.
At any sale or sales of the Pledged Collateral (except at private sale) the Investors or any Person acting on its behalf or its assigns may bid for and purchase the whole or any part of the Pledged Collateral so sold and upon compliance with the terms of such sale may hold and dispose of such Pledged Collateral without further accountability to the Company, except for the proceeds of such sale or sales.

                 (b) Application of Proceeds. The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts of the Pledged Collateral (including any cash contained in the Pledged Collateral) the application of which is not otherwise provided for herein, shall be applied as the Investors may, from time to time, determine. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Company or otherwise disposed of in accordance with the





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


UCC or other applicable law. The Company shall remain liable to the Investors for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

                 SECTION 9.  Registration Rights.

                 (a) Registration of Pledged Collateral. If the Investors shall determine to exercise its right to sell any or all of the Pledged Collateral pursuant to Section 8, and if the Investors shall determine that it is necessary or advisable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Company shall execute and deliver, and shall cause the Subsidiaries and the Company's and the Subsidiaries's respective directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things as may, in the view of the Investors, be advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the view of the Investors, are necessary or be necessary or advisable, all in conformity with the requirements of the Securities and Exchange Commission applicable thereto. The Company agrees to comply, and to cause the Subsidiaries to comply, with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Investors shall designate, and to cause the Subsidiaries to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which shall satisfy the provisions of Section 11(a) of the Securities Act. The Company shall cause to be furnished to the Investors such number of copies as the Investors may request of each preliminary prospectus and prospectus, shall promptly notify the Investors of the happening of any event (upon becoming aware thereof) as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances and shall cause the Investors to be furnished with such number of copies as the Investors may reasonably request of such supplement to or amendment of such prospectus as is necessary to eliminate such untrue statement or correct such omission.

                 (b) No Obligation to Delay Private Sale. The Investors shall be under no obligation to delay a private





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
sale of any of the Pledged Collateral (as contemplated by subsection (a)) for the period of time necessary to permit the issuer thereof to register such Pledged Collateral for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

                 (c) Further Acts. The Company further agrees to do or to use its best efforts to cause to be done all such other acts and things as may be necessary to make any sales of all or any portion of the Pledged Collateral pursuant to subsections (a) and (b) valid and binding and in compliance with any and all applicable laws (including the Exchange Act), regulations, orders, writs, injunctions, decrees or awards of any and all Governmental Authorities having jurisdiction over any such sale or sales.

                 (d) Equitable Relief. The Company acknowledges that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Investors, that the Investors has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 9 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the provisions of the Securities Purchase Agreement.

                 (e) Costs and Expenses. The Company shall bear all costs and expenses of carrying out its obligations under this Section 9.

                 SECTION 10.  Certain Waivers.

                 The Company waives any right to require the Investors (i) to proceed against any Person; (ii) to exhaust any other collateral or security for any of the Secured Obligations; (iii) to pursue any remedy in the Investors' power; or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral.

                 SECTION 11.  Notices.

                 All notices or other communications hereunder shall be given in the manner and to the addresses specified in the Securities Purchase Agreement. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit





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
in the mail, first class, postage prepaid; (iii) if sent by telex, upon receipt by the sender of an appropriate answerback; and (iv) if sent by facsimile transmission, when sent.

                 SECTION 12.  No Waiver; Cumulative Remedies.

                 No failure on the part of the Investors to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Investors.

                 SECTION 13.  Costs and Expenses; Indemnification; Other
Charges.

                 (a) Costs and Expenses. The Company agrees to pay on demand:

                          (i)  the reasonable out-of-pocket costs and expenses
of the Investors and any of their respective affiliates, and the reasonable fees and disbursements of counsel to the Investors (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Pledged Collateral;

                          (ii)  all title, appraisal (including the allocated
costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Investors or any of its affiliates in connection with this Agreement or the Pledged Collateral; and

                          (iii)  all costs and expenses of the Investors and
its affiliates, and the fees and disbursements of counsel (including the allocated costs of internal counsel), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interest under, this Agreement, any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Pledged Collateral, including any and all losses, costs and expenses sustained by the Investors as a





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


result of any failure by the Company to perform or observe its obligations contained herein.

                 (b) Indemnification. The Company hereby agrees to indemnify the Investors, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby, or any action taken or omitted to be taken by it hereunder, including caused by, arising out of or by reason of any alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) or in any preliminary prospectus or prospectus (or any amendment or supplement thereto) contemplated by Section 8(a), or any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are caused by, arise solely out of or by reason of any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Investors (including information supplied by the Investors) (the "Indemnified Liabilities"); provided that the Company shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                 (c) Other Charges. The Company agrees to indemnify the Investors against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

                 (d) Interest. Any amounts payable to any Investors under this Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in Section 2.7 of the Securities Purchase Agreement.

                 SECTION 14.  Binding Effect.

                 This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Company, the Investors and their respective successors and assigns.

                 SECTION 15.  Governing Law.

                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

                 SECTION 16.  Entire Agreement; Amendment.

                 This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Securities Purchase Agreement.

                 SECTION 17.  Severability.

                 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

                 SECTION 18.  Counterparts.

                 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                 SECTION 19. Incorporation of Provisions of the Securities Purchase Agreement.

                 To the extent the Securities Purchase Agreement contains provisions of general applicability to the Loan Documents, such provisions are incorporated herein by this reference.

                 SECTION 20.  No Inconsistent Requirements.

                 The Company acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                 SECTION 21.  Termination.

                 Upon payment and performance in full of all Secured Obligations, this Agreement shall terminate and the Investors shall promptly redeliver to the Company any of the Pledged Collateral in the Investors' possession and shall execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence termination of all security interests given by the Company to the Investors hereunder; provided, however, that the obligations of the Company under Sections 9(e) and 13 shall survive such termination.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                       THE COMPANY

                                       WATSON GENERAL CORPORATION


                                       By:  /s/ RONALD G. CRANE
                                          --------------------------
                                          Title:



                                       THE INVESTORS

                                       SAGAPONACK PARTNERS, L.P.
                                       By: RSP Capital L.L.C., its general
                                           partner


                                       By:  /s/ BARRY S. ROSENSTEIN
                                            --------------------------------
                                            Name:
                                                  --------------------------
                                            Title:
                                                  --------------------------


                                       SAGAPONACK INTERNATIONAL PARTNERS, L.P.
                                       By  RSP Capital L.L.C., its supervisory
                                           general partner


                                       By:  /s/ BARRY S. ROSENSTEIN
                                            --------------------------------
                                            Name:
                                                  --------------------------
                                            Title:
                                                  --------------------------

SCHEDULES


Schedule 1 Pledged Shares

Schedule 2 Subsidiary Shares Owned